UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): November 17, 2021

Novo Integrated Sciences, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40089	59-3691650
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

11120 NE 2nd Street, Suite 100, Bellevue, WA 98004

(Address of principal executive offices)

(206) 617-9797

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.001 par value	NVOS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Terragenx Share Exchange

On November 17, 2021, Novo Integrated Sciences, Inc. (the “Company”) and Novo Healthnet Limited, a wholly owned subsidiary (“NHL”), entered into that certain Share Exchange Agreement (the “Terra SEA”), dated as of November 17, 2021, by and among the Company, NHL, Terragenx Inc. (“Terra”), TMS Inc. (“TMS”), Shawn Mullins, Claude Fournier, and The Coles Optimum Health and Vitality Trust (“COHV” and collectively with TMS, Mr. Mullins and Mr. Fournier, the “Terra Shareholders”). Collectively, the Terra Shareholders own 91% of the outstanding shares of Terra (the “Terra Purchased Shares”).

Pursuant to the terms of the Terra SEA, NHL agreed to purchase from the Terra Shareholders, and the Terra Shareholders agreed to sell to NHL, the Terra Purchased Shares on the closing date, in exchange for payment by NHL of the purchase price (the “Purchase Price”) of $500,000 (the “Exchange”). The Purchase Price will be paid with the issuance, by NHL to the Terra Shareholders, of certain non-voting NHL special shares exchangeable into restricted shares of the Company’s common stock (the “NHL Exchangeable Shares”). The total shares of Company common stock allotted in favor of the Terra Shareholders was be calculated at a per share price of $3.35.

The Exchange closed on November 17, 2021. At the closing of the Exchange, (i) the Terra Shareholders transferred to NHL a total of 910 shares of Terra common stock, representing 91% of Terra’s outstanding shares, and (ii) a total of 100 NHL Exchangeable Shares were issued to the Terra Shareholders, which NHL Exchangeable Shares are exchangeable into a total of 118,821 restricted shares of the Company’s common stock. As a result of the Exchange, NHL has 91% ownership of Terra and full control of the Terra business.

The Terra SEA contains customary representations, warranties and closing conditions.

The foregoing summary of the material terms of the Terra SEA is not complete and is qualified in its entirety by reference to the full text of the Terra SEA, a copy of which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Mullins Asset Purchase Agreement

On November 17, 2021, the Company entered into that certain Asset Purchase Agreement (the “Mullins APA”), dated as of November 17, 2021, by and between the Company and Terence Mullins. Pursuant to the terms of the Mullins APA, Mr. Mullins agreed to sell, and the Company agreed to purchase, all of Mr. Mullins’ right, title and interest in and to certain assets directly and indirectly related to any and all iodine-based related products and technologies as specified in the Mullins APA (the “Mullins IP Assets”), in exchange for a purchase price of CAD$2,500,000 (approximately $1,967,850) which is to be paid as follows:

(a)	CAD$2,000,000 (approximately $1,592,200) is to be issued or allotted to Mr. Mullins only after patent-pending status, in the U.S. or internationally, is designated for all Mullins IP Assets (the “Mullins IP Assets CAD$2m Shares”), as either restricted shares of Company common stock or NHL Exchangeable Shares, as determined by Mr. Mullins. Once issued or allotted, the Mullins IP Assets CAD $2m Shares will be held in escrow pending registration and approval for all Mullins IP Assets, and

b)	CAD$500,000 (approximately $398,050) is to be issued in the form of 118,821 restricted shares of Company common stock, free and clear of all liens, pledges, encumbrances, charges, or known claims of any kind, nature, or description, upon closing of the Mullins APA

All shares issued or allotted under the terms and conditions of the Mullins APA are calculated at a value of $3.35 per share.

In addition, the Company will pay a royalty equal to 10% of net revenue (net profit) of all iodine related sales reported through the Company or any of its wholly owned subsidiaries for a period equal to the commercial validity of the intellectual property.

The Mullins APA includes customary representations and warranties and closing conditions.

The foregoing summary of the material terms of the Mullins APA is not complete and is qualified in its entirety by reference to the full text of the Mullins APA, a copy of which is filed herewith as Exhibit 10.2 and incorporated by reference herein.

Jefferson Street Capital Stock Purchase Agreement & Secured Convertible Promissory Note

On November 17, 2021, the Company and Terra entered into that certain securities purchase agreement (the “Jefferson SPA”), dated as of November 17, 2021, by and among the Company, Terra and Jefferson Street Capital LLC (“Jefferson”). Pursuant to the terms of the Jefferson SPA, (i) the Company agreed to issue and sell to Jefferson the Jefferson Note (as hereinafter defined); (ii) the Company agreed to issue to Jefferson the Jefferson Warrant (as hereinafter defined); and (iii) the Company agreed to issue to Jefferson 1,000,000 collateral shares; and (iv) Jefferson agreed to pay to the Company $750,000 (the “Jefferson Purchase Price”).

Pursuant to the terms of the Jefferson SPA, on November 17, 2021, Terra issued to Jefferson a secured convertible promissory note (the “Jefferson Note”) with a maturity date of May 17, 2022 (the “Maturity Date”), in the principal amount of $937,500. The Company acted as guarantor on the Jefferson Note. Pursuant to the terms of the Jefferson Note, Terra agreed to pay to Jefferson $937,500 (the “Principal Amount”), with a purchase price of $750,000 plus an original issue discount in the amount of $187,500 (the “OID”), and to pay interest on the Principal Amount at the rate of 1% per annum.

Any amount of principal, interest or other amount due on the Jefferson Note that is not paid when due will bear interest at the rate of the lesser of (i) 12%, or (b) the maximum rate allowed by law.

Jefferson may, at any time, convert all or any portion of the then outstanding and unpaid principal amount and interest into shares of the Company’s common stock at a conversion price of $3.35 per share. The Jefferson Note has a 4.99% equity blocker; provided, however, that the 4.99% equity blocker may be waived (up to 9.99%) by Jefferson, at Jefferson’s election, on not less than 61 days’ prior notice to the Company.

On November 17, 2021, Jefferson paid the Jefferson Purchase Price of $750,000 in exchange for the Jefferson Note. Terra intends to use the proceeds for the acquisition of the Mullins IP and thereafter for working capital and other general purposes.

Terra may prepay the Jefferson Note at any time in accordance with the terms of the Jefferson Note.

Except as related to the next transaction after the issue date of the Jefferson Note conducted on the Company’s behalf by the Maxim Group LLC, Terra and the Company agreed to pay to Jefferson on an accelerated basis, any outstanding Principal Amount of the Jefferson Note, along with all unpaid interest, and fees and penalties, if any, from the sources of capital below, at Jefferson’s discretion, it being acknowledged and agreed by Jefferson that the Company and Terra have the right to make bona fide payments to vendors with Company common stock:

●	At Jefferson’s option, 15% of the net cash proceeds of any future financings by the Company, Terra or any subsidiary, whether debt or equity, or any other financing proceeds such as cash advances, royalties or earn-out payments.

●	All net proceeds from any sale of assets of the Company, Terra or any subsidiaries other than sales of inventory in the ordinary course of business or receipt by the Company or any subsidiaries of any tax credits or collections pursuant to any settlement or judgement.
●	Net proceeds resulting from the sale of any assets outside of the ordinary course of business or securities in any subsidiary.

The Jefferson SPA and the Jefferson Note contain customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the Jefferson Note or Jefferson SPA.

The foregoing summary of the material terms of the Jefferson SPA and the Jefferson Note is not complete and is qualified in its entirety by reference to the full text of the Jefferson SPA and the Jefferson Note, copies of which are filed herewith as Exhibits 10.3 and 10.4, respectively, and incorporated by reference herein.

Jefferson Street Capital Common Stock Purchase Warrant

Also on November 17, 2021, pursuant to the terms of the Jefferson SPA, the Company issued to Jefferson a common stock purchase warrant (the “Jefferson Warrant”) for the purchase of 111,940 shares of the Company’s common stock. The per share exercise price under the Jefferson Warrant is, subject to adjustment as described therein, $3.35. The Jefferson Warrant is exercisable during the period commencing on November 17, 2021 and ending at 5:00 p.m., New York City time, on November 17, 2024.

The foregoing summary of the material terms of the Jefferson Warrant is not complete and is qualified in its entirety by reference to the full text of the Jefferson Warrant, a copy of which is filed herewith as Exhibit 10.5 and incorporated herein by reference.

Platinum Point Capital Stock Purchase Agreement & Secured Convertible Promissory Note

On November 17, 2021, the Company and Terra entered into that certain securities purchase agreement (the “Platinum SPA”), dated as of November 17, 2021, by and among the Company, Terra and Platinum Point Capital LLC (“Platinum”). Pursuant to the terms of the Platinum SPA, (i) the Company agreed to issue and sell to Platinum the Platinum Note (as hereinafter defined); (ii) the Company agreed to issue to Platinum the Platinum Warrant (as hereinafter defined); and (iii) the Company agreed to issue to Platinum 1,000,000 collateral shares; and (iv) Platinum agreed to pay to the Company $750,000 (the “Platinum Purchase Price”).

Pursuant to the terms of the Platinum SPA, on November 17, 2021, Terra issued to Platinum a secured convertible promissory note (the “Platinum Note”) with a maturity date of May 17, 2022 (the “Maturity Date”), in the principal amount of $937,500. The Company acted as guarantor on the Platinum Note. Pursuant to the terms of the Platinum Note, Terra agreed to pay to Platinum $937,500 (the “Platinum Principal Amount”), with a purchase price of $750,000 plus an original issue discount in the amount of $187,500 (the “OID”), and to pay interest on the Principal Amount at the rate of 1% per annum.

Any amount of principal, interest or other amount due on the Platinum Note that is not paid when due will bear interest at the rate of the lesser of (i) 12%, or (b) the maximum rate allowed by law.

Platinum may, at any time, convert all or any portion of the then outstanding and unpaid principal amount and interest into shares of the Company’s common stock at a conversion price of $3.35 per share. The Platinum Note has a 4.99% equity blocker; provided, however, that the 4.99% equity blocker may be waived (up to 9.99%) by Platinum, at Platinum’s election, on not less than 61 days’ prior notice to the Company.

On November 17, 2021, Platinum paid the Platinum Purchase Price of $750,000 in exchange for the Platinum Note. Terra intends to use the proceeds for the acquisition of the Mullins IP and thereafter for working capital and other general purposes.

Terra may prepay the Platinum Note at any time in accordance with the terms of the Platinum Note.

Except as related to the next transaction after the issue date of the Platinum Note conducted on the Company’s behalf by the Maxim Group LLC, Terra and the Company agreed to pay to Platinum on an accelerated basis, any outstanding Principal Amount of the Platinum Note, along with all unpaid interest, and fees and penalties, if any, from the sources of capital below, at Platinum’s discretion, it being acknowledged and agreed by Platinum that the Company and Terra have the right to make bona fide payments to vendors with Company common stock:

●	At Platinum’s option, 15% of the net cash proceeds of any future financings by the Company, Terra or any subsidiary, whether debt or equity, or any other financing proceeds such as cash advances, royalties or earn-out payments.
●	All net proceeds from any sale of assets of the Company, Terra or any subsidiaries other than sales of inventory in the ordinary course of business or receipt by the Company or any subsidiaries of any tax credits or collections pursuant to any settlement or judgement.
●	Net proceeds resulting from the sale of any assets outside of the ordinary course of business or securities in any subsidiary.

The Platinum SPA and the Platinum Note contain customary events of default relating to, among other things, payment defaults, breach of representations and warranties, and breach of provisions of the Platinum Note or Platinum SPA.

The foregoing summary of the material terms of the Platinum SPA and the Platinum Note is not complete and is qualified in its entirety by reference to the full text of the Platinum SPA and the Platinum Note, copies of which are filed herewith as Exhibits 10.6 and 10.7, respectively, and incorporated by reference herein.

Platinum Point Capital Common Stock Purchase Warrant

Also on November 17, 2021, pursuant to the terms of the Platinum SPA, the Company issued to Platinum a common stock purchase warrant (the “Platinum Warrant”) for the purchase of 111,940 shares of the Company’s common stock. The per share exercise price under the Platinum Warrant is, subject to adjustment as described therein, $3.35. The Platinum Warrant is exercisable during the period commencing on November 17, 2021 and ending at 5:00 p.m., New York City time, on November 17, 2024.

The foregoing summary of the material terms of the Platinum Warrant is not complete and is qualified in its entirety by reference to the full text of the Platinum Warrant, a copy of which is filed herewith as Exhibit 10.8 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Jefferson Note and the Platinum Note is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Share Exchange Agreement, dated as of November 17, 2021, by and among the registrant, Novo Healthnet Limited, Terragenx Inc., TMS Inc., Shawn Mullins, Claude Fournier, and The Coles Optimum Health and Vitality Trust.
10.2	Asset Purchase Agreement, dated as of November 17, 2021, by and between the registrant and Terence Mullins.
10.3	Securities Purchase Agreement, dated as of November 17, 2021, by and among the registrant, Terragenx Inc. and Jefferson Street Capital LLC.
10.4	Secured Convertible Promissory Note, dated November 17, 2021, issued by Terragenx Inc. in favor of Jefferson Street Capital, LLC (registrant as guarantor).
10.5	Common Stock Purchase Warrant dated November 17, 2021 (Jefferson Street Capital, LLC as holder).
10.6	Securities Purchase Agreement, dated as of November 17, 2021, by and among the registrant, Terragenx Inc. and Platinum Point Capital LLC.
10.7	Secured Convertible Promissory Note, dated November 17, 2021, issued by Terragenx Inc. in favor of Platinum Point Capital, LLC (registrant as guarantor).
10.8	Common Stock Purchase Warrant dated November 17, 2021 (Platinum Point Capital, LLC as holder).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novo Integrated Sciences, Inc.

Dated: November 23, 2021	By:	/s/ Robert Mattacchione
Robert Mattacchione
Chief Executive Officer